                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      March 25, 1999


       COPLEY PENSION PROPERTIES VII; A REAL ESTATE LIMITED PARTNERSHIP
            (Exact Name of Registrant as Specified in its Charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


        0-17807                                           04-2988542
(Commission File Number)                       (IRS Employer Identification No.)


    225 Franklin Street, Boston, MA                         02110
(Address of principal executive offices)                 (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On March 25, 1999 Copley Pension Properties VII: A Real Estate Limited Partnership (the "Partnership") sold its property known as Regency Court located in Sherman Oaks, California. The property was sold to an unaffiliated third party (the "Buyer") for gross proceeds of $13,050,000. The terms of the sale were determined by arm's length negotiation between the Buyer and the Partnership. The Partnership received net proceeds of approximately $12,501,000 and recognized a gain of approximately $3,302,000.


Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented for the period ended December 31, 1998 (Exhibit A). The pro forma income statement is presented for the fiscal year ended December 31, 1998 (Exhibit B).


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 8, 1999     COPLEY PENSION PROPERTIES VII;
                         A REAL ESTATE LIMITED PARTNERSHIP
                         (Registrant)


                         By:  Seventh Copley Corp.
                              Managing General Partner


                         By:  J. Christopher Meyer III
                              --------------------------------
                              Name:  J. Christopher Meyer III
                              Title: President, Chief Executive
                              Officer and Director

Copley Pension Properties VII                                EXHIBIT A
A Real Estate Limited Partnership
Pro Forma Balance Sheet
December 31, 1998
Audited

                                                                   Pro Forma         December 31, 1988
                                           December 31, 1998      Adjustment             Pro Forma
ASSETS                                     -----------------      ----------         -----------------
Real estate investments:
       Joint ventures                          $ 9,003,008                 -             $9,003,008
       Property, net                             1,871,598                 -              1,871,598
                                               ------------       ----------            -----------
                                                10,874,606                 -             10,874,606

       Property held for disposition, net        8,825,905        (8,807,815)                18,090

Cash and cash equivalents                        3,985,403        12,501,400 (a)         16,486,803
                                               -----------        ----------            -----------
                                               $23,685,914        $3,693,585            $27,379,499
                                               ===========        ==========            ===========


LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                   $91,233                 -                $91,233
Accrued management fee                              54,897                 -                 54,897
Deferred disposition fees                          641,608           391,500 (b)          1,033,108

                                               -----------        ----------            -----------
Total liabilities                                  787,738           391,500              1,179,238
                                               -----------        ----------            -----------

Partners' capital (deficit):
      Limited partners ($742.12 and $884
        per unit; respectively; 100,000
        units authorized, 42,076
        units issued and outstanding)           22,923,845         3,269,064 (a)         26,192,909
      General partners                             (25,669)           33,021 (a)              7,352
                                                ----------        ----------            -----------

Total partners' capital                         22,898,176         3,302,085             26,200,261
                                                ----------        ----------            -----------
                                               $23,685,914        $3,693,585            $27,379,499
                                               ===========        ==========            ===========

Copley Pension Properties VII                                EXHIBIT B
A Real Estate Limited Partnership
Pro Forma Income Statement
December 31, 1998
Audited

                                                                    Pro Forma        December 31, 1998
                                           December 31, 1998       Adjustment            Pro Forma
                                           -----------------       ----------        -----------------

Investment Activity

Property rentals                               $2,027,523         (1,725,402)(c)           $302,121
Property operating expenses                      (782,646)           768,025 (c)            (14,621)
Depreciation and amortization                    (379,361)           291,528 (c)            (87,833)
                                               ----------         ----------             ----------
                                                  865,516           (665,849)               199,667

Joint venture earnings                          1,198,440                  -              1,198,440
                                               ----------         ----------             ----------

     Total real estate operations               2,063,956           (665,849)             1,398,107

Gain on sale of property                        2,076,945          3,302,085 (a)          5,379,030
                                               ----------         ----------             ----------

     Total real estate activity                 4,140,901          2,636,236              6,777,137

Interest on cash equivalents and short
   term investments                               241,133                  -                241,133
                                               ----------         ----------             ----------

     Total investment activity                  4,382,034          2,636,236              7,018,270


Portfolio Expenses

Management fee                                    246,277            (78,639)(e)            167,638
General and administrative                        175,078             (5,000)(f)            170,078
                                               ----------         ----------             ----------
                                                  421,355            (83,639)               337,716
                                               ----------         ----------             ----------

Net income                                     $3,960,679         $2,719,875             $6,680,554
                                               ==========         ==========             ==========

Net income per limited partnership unit            $93.19             $64.00 (d)            $157.19
                                               ==========         ==========             ==========

Number of limited partnership units
  outstanding during the period                    42,076             42,076                 42,076
                                               ==========         ==========             ==========

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain on such disposition to the Partners.

(b) Disposition fee incurred in connection with the disposition of the asset discussed in Item 2 herein.

(c) Removal of 1998 operating activity related to the disposed asset discussed in Item 2 herein.

(d) Calculation of net income per limited partnership unit after the removal of operating activity and addition of the gain related to the disposed asset discussed in Item 2 herein.

(e) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(f) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.